UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2020

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value Rights to Purchase Series A Junior Participating Preferred Stock	ITIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2020, the Board of Directors (the “Board”) of Investors Title Company (the “Company”) appointed Tammy F. Coley and Elton C. Parker, Jr. as members of the Board to fill the vacancies created by the passing of former Board members R. Horace Johnson on October 7, 2019 and H. Joe King, Jr. on October 28, 2019, respectively. Ms. Coley will serve in the class of directors whose terms expire at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) and Mr. Parker will serve in the class of directors whose terms expire at the 2021 Annual Meeting, provided that he will stand for re-election at the 2020 Annual Meeting to complete the remaining portion of his term following the meeting. Ms. Coley and Mr. Parker have not been appointed to any committees of the Board.

Ms. Coley currently serves as Chief Transformation Officer at BlackLine, a provider of cloud software that automates and controls the entire financial close process, where she has been employed since 2017. Prior to BlackLine, Ms. Coley spent 14 years at Cox Communications where she led the accounting and internal controls governance functions. After retiring as an Audit Partner at Deloittee & Touche LLC, Mr. Parker serves as the Managing Member of Elpark Financial LLC, a financial advisory and consulting firm and, since 1982, has served as President of Elpark Inc. and subsidiaries, a family owned real estate, farming, and investment company.

The Company will compensate Ms. Coley and Mr. Parker for their services as directors in accordance with the Summary of Non-Employee Director Compensation filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018 and incorporated by reference herein. In connection with their appointment to the Board, the Company granted to each of Ms. Coley and Mr. Parker an award of stock appreciation rights (“SARs”) under the Company’s 2019 Stock Appreciation Rights Plan exercisable for 750 shares of the Company’s common stock at a grant price of $162.29. The SARs will be fully vested as of the date of grant and shall expire on May 15, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: February 27, 2020	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and Chief Financial Officer